Other Non-Current Assets	9 Months Ended
Sep. 30, 2016
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Non-Current Assets
OTHER NON-CURRENT ASSETS

Other non-current assets comprise of the following:

(in thousands of $)	September 30, 2016	December 31, 2015
Mark-to-market interest rate swaps valuation	—	5,330
Other long term assets (1)(2)	33,595	45,520
	33,595	50,850

(1) Included within "Other long-term assets" are $31.0 million of payments made relating to long lead items ordered in preparation for the conversion of the Gimi to a FLNG (December 31, 2015: $41.0 million). The decrease of $10.0 million to $31.0 million during the period is due to an agreement with Keppel to allow $10.0 million of the payments earmarked for the Gimi to be utilized against the Hilli conversion to a FLNG. The Gimi conversion contract provides us flexibility wherein certain beneficial cancellation provisions exist which, if exercised prior to contract expiry, will allow termination of the contracts and recovery of previous milestone payments, less cancellation fees. The Gimi contract has recently been extended to expire on December 30, 2017.
(2) The balance as of December 31, 2015 included $1.7 million of equipment cost which was subsequently written off in March 2016 due to uncertainty of the future usage.